UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2016

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of a Director

At a meeting held on August 19, 2016, the Board of Directors (the Board) of Gilead Sciences, Inc. (the Company) elected Kelly A. Kramer to the Board effective August 19, 2016. Ms. Kramer will serve on the Audit Committee of the Board. There is no arrangement or understanding between Ms. Kramer and any other persons pursuant to which Ms. Kramer was selected as a director, and there are no related party transactions involving Ms. Kramer that are reportable under Item 404(a) of Regulation S-K.

As compensation for her service on the Board and Audit Committee during the remainder of the 2016-2017 director compensation period, Ms. Kramer will receive:

(1) A pro-rated equity grant, consisting of options to purchase 5,611 shares of the Company’s common stock and restricted stock units covering an additional 1,339 shares of Company’s common stock. These grants will be made under the Company’s 2004 Equity Incentive Plan.

(2) A pro-rated cash retainer in the amount of $82,246.58.

A description of the Company’s 2004 Equity Incentive Plan and compensation practices for non-employee directors can be found in our Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on March 28, 2016 in connection with the Company’s 2016 Annual Meeting of Stockholders. The 2004 Equity Incentive Plan is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2013. The 2005 Deferred Compensation Plan is attached as an exhibit to the Annual Report on Form 10-K filed with the SEC on February 27, 2009.

A copy of the Company’s press release announcing Ms. Kramer’s election to the Company’s Board is attached as Exhibit 99.1 to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on August 23, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

August 23, 2016	By:	/s/ Brett A. Pletcher

Name: Brett A. Pletcher
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on August 23, 2016